                                                                 EXHIBIT 10.2

THE SECURITIES EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE BEEN TAKEN FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

                                WARRANT AGREEMENT


         This Warrant Agreement (the "Agreement") is made and entered into this 9th day of September, 1996 by and between 3D Systems Corporation, a Delaware corporation (the "Company"), and Keltool, Inc., a Minnesota corporation (the "Holder").

    In consideration of the premises and mutual covenants contained herein, the Holder and the Company hereby agree as follows:

    1. GRANT OF WARRANT. In consideration of the sum of $100.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company hereby grants to the Holder the right and option (the "Warrant"), upon the terms and subject to the conditions set forth in this Agreement, to purchase an aggregate of 50,000 shares of Common Stock, par value $0.001 per share, (as from time to time adjusted pursuant to Section 4 below, the "Shares") of the Company for $14.75 per share (the "Exercise Price"). The number of Shares and the Exercise Price shall be subject to adjustment as set forth in Section 4 hereof.

    2.   TERM OF WARRANT.   The Warrant shall terminate and expire at 5:00 p.m.
(Los Angeles Time) on September 9, 1999.

    3. EXERCISE OF WARRANT. There is no obligation to exercise all or any portion of the Warrant. The Warrant may be exercised, in whole or in minimum increments of 10,000 Shares, at any time after the date hereof only by delivery to the Company of:

         3.1 Written notice of exercise in form and substance identical to Exhibit "A" attached to this Agreement; and

         3.2 Payment of the Exercise Price of the Shares being exercised (the "Purchased Shares"), by (a) wire transfer in immediately available Federal funds, or (b) in the manner set forth in Section 3.5 below.

         3.3 Upon receipt of the Exercise Price therefor, the Company shall promptly issue in the name of the Holder a certificate evidencing the Purchased Shares being purchased by such exercise and deliver such certificate to the address requested in the notice of exercise.

         3.4 No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         3.5 Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

              Y (A-B)
              -------
         X =     A

Where    X =  the number of shares of Common Stock to be issued to the Holder

         Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

         A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

         B =  Exercise Price (as adjusted to the date of such calculation)


    For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

    4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDER. The Holder makes the following representations, warranties and covenants:

         4.1 Holder is acquiring the Warrants for its own account with the present intention of holding such securities for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities (other than a distribution in compliance with all applicable federal and state securities laws).

         4.2 Holder is an experienced and sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and the risks of an investment in the Warrants and in the Shares and of protecting its own interests in connection with this transaction.

         4.3 Holder is willing to bear and is capable of bearing the economic risk of an investment in the Warrants and the Shares.

         4.4 The Company has made available, prior to the date of this Agreement, to Holder the opportunity to ask questions of the Company and its officers, and to receive from the Company and its officers information concerning the terms and conditions of the Warrants and this Agreement and to obtain any additional information with respect to the Company, its business, operations and prospects, as reasonably requested by the Holder.

         4.5 Holder is an "accredited investor" as that term is defined under Rule 501(a)(8) of Regulation D promulgated by the Securities and Exchange Commission under the Act.

         4.6 For purposes of the application of federal and state securities laws, Holder acknowledges that the offer and sale of the Warrants to such Holder occurred in the State of Minnesota and that Holder is a resident of the State of Minnesota.

    5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         5.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to carry on its business as now being conducted and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         5.2 All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, has been taken. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         5.3 The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated by this Agreement will not, constitute or result in a breach or violation of, or (with or without the giving of notice or the lapse of time) a default under,
(i) the Certificate of Incorporation or By-laws of the Company or (ii) any law to which the Company is subject.

         5.4 The Purchased Shares, when issued in accordance with the terms of this Warrant, will be duly authorized, issued and nonassessable shares of the Common Stock of the Company, free and clear of any liens, claims or restrictions imposed by or through the Company other than as set forth in this Agreement.

         5.5 The Company covenants that it will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the issuance of the Purchased Shares upon exercise of all or part of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all of the Warrants.

         5.6 The Company covenants that the Company currently meets the eligibility requirements for use of Form S-3 for transactions involving secondary offerings.

    6. RESTRICTIONS ON TRANSFER OR EXERCISE OF THE WARRANTS AND SHARES. Holder shall not sell, transfer (with or without consideration), assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Purchased Shares unless the Purchased Shares are disposed of pursuant to and in conformity with an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), or pursuant to an available exemption from the registration and prospectus delivery requirements of the Act, and the proposed disposition will not result in a violation of the securities laws of any state of the United States.

    If requested by the Company, Holder shall, prior to the transfer of such Purchased Shares, deliver to the Company a written opinion of counsel, satisfactory to the Company and its counsel, that the proposed disposition will comply with the requirements set forth in this Section 6.

    Any attempted Transfer which is not in full compliance with this Section 6 shall be null and void AB INITIO, and of no force or effect.

    The Holder further agrees that any certificate evidencing the Purchased Shares shall bear the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

    The Holder further acknowledges and agrees that the Company may, at its option, place notations evidencing the foregoing restrictions on transfer in its shareholders register, and may place appropriate "stop transfer" instructions with its transfer agent, if any.

    7.   COVENANTS OF HOLDER AND THE COMPANY.

         7.1  DEMAND REGISTRATION.

              (a) As soon as practical following receipt by the Company of a written request executed by the Holder and requesting registration of the resale by Holder of all of the Purchased Shares, the Company shall at its sole cost and expense file a registration statement with the Commission on Form S-3 or any successor form, under the Securities Act, covering the issuance of the Shares issuable to the Holder upon exercise of the Warrant or the resale of the Shares issuable upon exercise of the Warrant by the Holder. The Company will use its best efforts to have such registration statement declared effective as soon as possible thereafter, and shall keep such registration statement current and effective until such time as the Shares issuable upon exercise of the Warrant may be sold by the Holder at any time without restriction or pursuant to the provisions of Rule 144(k) of the Commission or until such earlier date as all of the Purchased Shares registered pursuant to such registration statement shall have been sold or otherwise transferred by the Holder to a third party. The Company shall also prepare and file with the Commission such amendments and supplements to such registration statement (and the prospectus used in connection therewith) as may be necessary to update and keep such registration statement (and the prospectus used in connection therewith) current and effective for such three-year period and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement.

              (b) The Company shall not be required to effect a registration pursuant to this Section 7.1: (i) after the Company has effected one (1) registration pursuant to this Section 7.1, and such registration has either (A) been declared or ordered effective or (B) the request for such registrations has been subsequently withdrawn by the Holder (and such withdrawal is not based on materially adverse information concerning the Company of which the Holder was not reasonably aware at the time of such request), in which case Company shall be required to effect a registration pursuant to this Section 7.1 upon a subsequent request of the Holder, but only at the Holder's expense; or (ii) if the Shares issuable upon exercise of the Warrant may be sold by the Holder at any time without restriction or pursuant to the provisions of Rule 144(k);
or (iii) if Form S-3 (or a successor or similar form) is not available for such offering by the Holder; or (iv) if the Company shall furnish to the Holder following receipt of its written request for registration, a certificate signed on behalf of the Board of Directors by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, in which event the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the Holder's request for registration.

    7.2  PIGGYBACK REGISTRATION.

         (a)  The Company shall notify the Holder in writing at least fifteen
(15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (excluding registration statements relating to employee benefit plans, business acquisitions, and corporate reorganizations) and will afford the Holder an opportunity to include in such registration statement all or part of the Purchased Shares held by the Holder. If the Holder desires to include in any such registration statement all or any part of the Purchased Shares held by it, it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Purchased Shares by the Holder. If the Holder decides not to include all of its Purchased Shares in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Purchased Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         (b) If the registration statement under which the Company gives notice under this Section 7.2 is for an underwritten offering, the Company shall so advise the Holder. In such event, the right of the Holder to be included in a registration pursuant to this Section 7.2 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Purchased Shares in the underwriting to the extent provided herein; and in such case, the Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors make advisable a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to all holders (including Holder) entitled pursuant to written agreements with the Company to register their securities on a pro rata basis based on the total number of registrable shares of Common Stock held by all such holders;

and third, to any shareholder of the Company on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration.

         (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7.2 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7.3 hereof.

         (d) The Company shall not be required to effect a registration pursuant to this Section 7.2 if the Shares issuable upon exercise of the Warrant may be sold by the Holder at any time without restriction or pursuant to the provisions of Rule 144(k).

    7.3 REGISTRATION PROCEDURES. The following provisions shall also be applicable at the sole cost and expense of the Company:

         (a) Following the effective date of a registration statement registering the resale of Holder's Purchases Shares pursuant to Section 7.1 or
7.2 above, the Company shall, upon the request of the Holder, forthwith supply such number of prospectuses meeting the requirements of the Securities Act as shall be requested by the Holder to permit the Holder to make a public distribution of all of its Purchased Shares, provided that the Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of the Holder) in connection therewith as the Company shall request in writing.

         (b) The Company shall use its best efforts to register or qualify the Purchased Shares for sale in such states as the Holder reasonably requests.

         (c) The Company shall bear the entire cost and expense of the registration of securities provided for in this Section (but not the selling expenses of the Holder).

         (d) The Company shall indemnify and hold harmless the Holder from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section 7 or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Company to which such Person may become subject, under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other Federal or state laws or regulations, at common law or otherwise, except to the extent that as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by or on behalf of the Holder expressly for use therein; PROVIDED HOWEVER, that the Holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section, or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein
(i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Holder to which the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, may become subject, under the Securities Act, the Exchange Act, or other Federal or state laws or regulations, at common law or otherwise, to the extent that as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by or on behalf of the Holder expressly for use therein.

         (e) In the event any person entitled to indemnification hereunder receives in writing a complaint, claim or other written notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under Section 7.3(d), the person claiming indemnification under Section 7.3(d) shall promptly notify the person or persons against whom indemnification is sought (the "Indemnitor") of such complaint, notice, claim or action, and the Indemnitor shall have the right to investigate and defend any such loss, claim, damage, liability or action. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnitor. In no event shall the Indemnitor be obligated to indemnify any person for any settlement of any claim or action effected without the Indemnitor's consent, which consent shall not be unreasonably withheld.

    8.   DISPUTES.

         8.1  ARBITRATION.

              (a) Except as otherwise expressly provided for in Section 8.3 below, all disputes arising in connection with this Agreement shall be finally settled by arbitration in Los Angeles County, California, in accordance with the rules of the American Arbitration Association (the "Rules of Arbitration") and judgment on the award rendered by the arbitration panel (the "Arbitration Panel") may be entered in any court or tribunal of competent jurisdiction.

              (b) Any party which desires to initiate arbitration proceedings as provided in Section 8.1(a) above may do so by delivering written notice to the other party (the "Arbitration Notice") specifying (A) the nature of the dispute or controversy to be arbitrated, (B) the name and address of the arbitrator appointed by the party initiating such arbitration and (C) such other matters as may be required by the Rules of Arbitration.

              (c) The party who receives an Arbitration Notice shall appoint an arbitrator and notify the initiating party of such arbitrator's name and address within 30 days after delivery of the Arbitration Notice; otherwise, a second arbitrator shall be appointed at the request of the party who delivered the Arbitration Notice as provided in the Rules of Arbitration. The two arbitrators so appointed shall appoint a third arbitrator who shall be the chairman or the Arbitration Panel and who shall be of American nationality. Should the arbitrators appointed by the parties not agree upon the appointment of the third arbitrator within 30 days of their appointment, the third shall be appointed in accordance with the Rules of Arbitration.

              (d) In any arbitration proceeding conducted pursuant to the provisions of this Section 8, both parties shall have the right to discovery, to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both, and such proceedings shall be conducted in the English language.

         8.2 FINALITY OF DECISION. All decisions of the Arbitration Panel shall be final, conclusive and binding on all parties and shall not be subject to judicial review. The arbitrator shall divide all costs (other than fees of counsel) incurred in conducting the arbitration proceeding and the final award in accordance with what they deem just and equitable under the circumstances.

         8.3 LIMITATIONS. Notwithstanding anything to the contrary contained in Sections 8.1 and 8.2 above, any claim by either party for injunctive or other equitable relief, including specific performance, may be brought in any court of competent jurisdiction and any judgment, order or decree relating thereto shall have precedence over any arbitral award or proceeding.

    9.   MISCELLANEOUS PROVISIONS.

         9.1 FURTHER ASSURANCES. The Company and the Holder agree to execute such further documents or instruments and to take such other actions as are necessary to carry out the transactions contemplated by this Agreement and the other agreements referred to herein.

         9.2 NOTICES. Any and all notices and other communications to be served hereunder shall be either delivered (i) by hand; (ii) by prepaid overnight delivery service; or (iii) by certified or registered mail, postage pre-paid, in each case, addressed as follows:

              If to the Holder:

              Keltool, Inc.
              c/o Wayne O. Duescher
              561 Shoreview Park Road
              St. Paul, MN  55126

              With a copy to:

              Winthrop & Weinstine
              3000 Dain Bosworth Plaza
              60 South Sixth Street
              Minneapolis, MN  55402
              Attn:  Richard A. Hoel, Esq.


              If to the Company:

              3D Systems Corporation
              26081 Avenue Hall
              Valencia, California  91355
              Attention:  A. Sidney Alpert, Esq.

              with a copy to:

              Troop Meisinger Steuber & Pasich
              10940 Wilshire Blvd., Suite 800
              Los Angeles, CA  90024
              Attn:  Murray Markiles, Esq.

or at such other address and to the attention of such other person as any party hereto may designate by written notice to the other in accordance with the terms hereof.

         Any such notice shall be effective (i) if delivered by hand, when personally delivered; (ii) if given by overnight delivery service, on the business day following deposit with such service addressed as aforesaid; or
(iii) if given by registered or certified mail, 72 hours after deposit in the mail postage pre-paid, addressed as aforesaid.

         9.3 AMENDMENT; WAIVER. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, heirs and personal representatives. No provision of this Agreement may be amended or waived unless in writing signed by all of the parties to this Agreement. Waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision.

         9.4 GOVERNING LAW. This Agreement shall be governed by and construed both as to validity and performance and enforced in accordance with the laws of the State of California without giving effect to the choice of law principles thereof. Each of the parties hereto hereby waive their right to a jury trial with respect to any such legal actions.

         9.5 ATTORNEYS' FEES. If any action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party of its obligations under this Agreement, the prevailing party shall recover all of such party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

         9.6 NO FINDERS. The parties each agree to indemnify and hold harmless the other against any expense incurred by reason of any consulting, brokerage commission or finder's fee alleged to be payable to any person in connection with the transactions contemplated hereby because of any act, omission or statement of indemnifying party or any dealings by the indemnifying party with any consultant, broker or finder.

         9.7 EXPENSES. Each of the parties shall pay its own expenses incurred in connection with the preparation of this agreement and the consummation of the transactions contemplated hereby.

         9.8 RECAPITALIZATIONS. The grant of the Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         9.9 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         9.10 HEADINGS. The section and subsection headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

         9.11 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

         9.12 SURVIVAL.  The provisions of Section 7.3(d), Section 7.3(e),
Section 8 and Section 9 shall survive termination of this Agreement.

         9.13 ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

         9.14 INTERPRETATION. In all matters of interpretation, whenever necessary to give effect to any provision of this Agreement, each gender shall include the others, the singular shall include the plural, and the plural shall include the singular. The titles of the paragraphs of this Agreement are for convenience only and shall not in any way affect the interpretation of any provision or condition of this Agreement. Each party and its counsel have reviewed and revised this Agreement. As a result, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits thereto.

    IN WITNESS WHEREOF, the parties have entered into and executed this Warrant Agreement as of the date first above written.

                                       3D SYSTEMS CORPORATION



                                       By:
                                            ----------------------
                                       Its:
                                            ----------------------

                                       KELTOOL, INC. ("HOLDER")

                                       ----------------------------
                                       By:  Wayne O. Duescher
                                       Its:  President

                                    EXHIBIT "A"

                                 NOTICE OF EXERCISE

                   (TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT)



TO:  3D Systems Corporation

    The undersigned hereby irrevocably elects (to the extent indicated herein) to exercise the purchase right represented by the Warrant granted to the undersigned on September __, 1996 and to purchase thereunder ___________ shares of Common Stock of 3D Systems Corporation, a Delaware corporation (the "Company"). The closing of the exercise of the purchase right shall take place at _____ on _________________, 199_ at the principal executive office of the Company located at 26081 Avenue Hall, Valencia, California 91355.

    The undersigned represents that it (a) is acquiring the Common Stock for its own account with the present intention of holding such securities for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities (other than a distribution in compliance with all applicable federal and state securities laws); and (b) is an "accredited investor" as that term is defined under Rule 501(a)(8) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

                                       KELTOOL, INC.


                                       ----------------------------
                                       By:
                                           ------------------------
                                       Its:
                                            -----------------------